SUPPLEMENTAL CASH FLOW INFORMATION	12 Months Ended
Dec. 31, 2011
SUPPLEMENTAL CASH FLOW INFORMATION
SUPPLEMENTAL CASH FLOW INFORMATION

NOTE 18—SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental Disclosure of Non-Cash Transactions for 2011

        On February 8, 2011, in connection with the Liberty Exchange, the Company received 0.1 million shares of IAC common stock, valued at $2.9 million, in fulfillment of post-closing working capital adjustments.

        On January 31, 2011, IAC contributed The Daily Beast, previously reported in IAC's former Media & Other segment, to a newly formed venture with Harman Newsweek called The Newsweek/Daily Beast Company. IAC and Harman Newsweek operate The Newsweek/Daily Beast Company jointly.

        The consideration for the acquisition of OkCupid on January 20, 2011 includes a contingent consideration arrangement which is described in Note 5.

Supplemental Disclosure of Non-Cash Transactions for 2010

        On December 1, 2010, in accordance with the Company's stock exchange agreement with Liberty, IAC exchanged $217.9 million in cash and all the outstanding shares of Celebrate Interactive, Inc., a wholly owned subsidiary of IAC that held all the equity interests of Evite, Inc., Giftco, Inc. and IAC Advertising, LLC, for substantially all of Liberty's shares of IAC common stock and all of its shares of Class B common stock, which were valued at $364.2 million based on the closing price of IAC common stock on December 1, 2010.

        On March 10, 2010, Match and Meetic completed a transaction in which Match contributed its Latin American business ("Match Latam") and Meetic contributed Parperfeito to a newly formed venture. These contributions, along with a $3.0 million payment from Match to Meetic, resulted in each party owning a 50% equity interest in the newly formed venture, which was valued at $72 million. No gain or loss was recognized on this transaction as the fair value of the consideration received by Match equaled the fair value of the assets exchanged.

Supplemental Disclosure of Non-Cash Transactions for 2009

        The Company recorded a $4.1 million reduction to the 2008 spin-off distribution. This reflects a reduction in the Company's income tax liability and a corresponding increase in the income tax liability of the spun-off businesses as of the date of the spin-off. This reduced tax liability is primarily due to elections made by the Company pursuant to the tax sharing agreement executed in connection with the spin-off. The amount is included in the consolidated statement of shareholders' equity as an increase to additional paid-in-capital.

        On June 5, 2009, IAC completed the sale of Match Europe to Meetic. In exchange for Match Europe, IAC received a 27% stake in Meetic (approximately 6.1 million shares of Meetic common stock), valued at $154.8 million, plus a promissory note valued at $6.2 million. The promissory note was subsequently paid in the fourth quarter of 2009.

        On January 31, 2009, IAC completed the sale of ReserveAmerica to The Active Network, Inc. ("Active"). In exchange for ReserveAmerica, IAC received approximately 3.5 million shares of Active convertible preferred stock, valued at $33.3 million. No gain or loss was recognized on the sale of ReserveAmerica as the fair value of the Active convertible preferred stock received was equivalent to the carrying value of ReserveAmerica.

Supplemental Disclosure of Cash Flow Information:

        During 2010, IAC received a dividend of $11.4 million from Meetic, which the Company deemed to be a partial return of its investment. Accordingly, the dividend is reflected as a cash flow from an investing activity in the accompanying consolidated statement of cash flows.

	Years Ended December 31,
	2011	2010	2009
	(In thousands)
Cash paid (received) during the period for:
Interest	$5,128	$5,113	$5,682
Income tax payments	42,094	19,311	8,397
Income tax refunds	(3,609)	(72,198)	(136,435)